Transamerica Small/Mid Cap Value
Summary Prospectus
March 1, 2013
Class	CLASS A	CLASS B	CLASS C	CLASS I
& Ticker	IIVAX	IIVBX	IIVLX	TSVIX
This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus dated March 1, 2013 and statement of additional information, dated March 1, 2013, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 218 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I
Management fees	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.00%
Other expenses	0.31%	0.29%	0.25%	0.18%
Total annual fund operating expenses	1.40% [a]	2.08%	2.04%	0.97%

a	Annual fund operating expenses for Class A shares have been restated to reflect a reduction in distribution and service (12b-1) fees on Class A shares effective on March 1, 2012.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$ 685	$ 969	$ 1,274	$ 2,137
B	$ 711	$ 952	$ 1,219	$ 2,410
C	$ 307	$ 640	$ 1,098	$ 2,369
I	$ 99	$309	$ 536	$1,190

If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$ 685	$ 969	$ 1,274	$ 2,137
B	$ 211	$ 652	$ 1,119	$ 2,410
C	$ 207	$ 640	$ 1,098	$ 2,369
I	$ 99	$309	$ 536	$1,190
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 74% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets). The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index1, which as of December 31, 2012, was between $28 million and $10.34 billion, whichever is broader at the time of purchase.
The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”).
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent any limitation of the fund’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.
Prior to March 1, 2004, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser; performance from March 1, 2004 through the present is attributable to the current sub-adviser.
Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period between March 1, 2004 and March 22, 2011 is attributable to a previous sub-adviser.
Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2003	30.88%
Worst Quarter:	12/31/2008	-25.24%

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				04/02/2001
Return before taxes	9.35%	3.57%	13.18%
Return after taxes on distributions	9.28%	3.29%	12.31%
Return after taxes on distributions and sale of fund shares	6.18%	3.00%	11.51%
Class B (Return before taxes only)	9.94%	3.89%	13.23%	04/02/2001
Class C (Return before taxes only)	13.94%	4.10%	13.09%	11/11/2002
Class I (Return before taxes only)	16.18%	N/A	16.01%	11/30/2009
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	19.21%	4.54%	10.20%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Systematic Financial Management L.P.
Portfolio Managers:
Kenneth Burgess, CFA, Portfolio Manager since 2011
Ron Mushock, CFA, Portfolio Manager since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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